UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2014

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On February 28, 2014, Eagle Rock Energy Partners, L.P. (the “Partnership”) and Regency Energy Partners LP ("Regency") issued a press release announcing the receipt of a request for additional information and documents from the Federal Trade Commission in connection with the proposed contribution of the Partnership's Midstream Business to Regency. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.         Other Events

On February 28, 2014, the Partnership and Regency issued a press release announcing the receipt of a request for additional information and documents from the Federal Trade Commission in connection with the proposed contribution of the Partnership's Midstream Business to Regency. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute the solicitation of any vote, proxy or approval.  This Current Report on Form 8-K relates to a potential transaction between the Partnership and Regency.  This Current Report on Form 8-K is not a substitute for any proxy statement or any other document which the Partnership may file with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction.  In connection with the proposed transaction, the Partnership has filed a preliminary proxy statement on January 31, 2014, and will file a definitive proxy statement with the SEC, for the unitholders of the Partnership.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any such documents will be available free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to the Partnership’s Investor Relations Department, Eagle Rock Energy Partners, L.P., 1415 Louisiana Street, Suite 2700, Houston, TX 77002, telephone number (281) 408-1200.

Participants in the Solicitation

The Partnership and Regency and their respective general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of the Partnership in respect of the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the unitholders of the Partnership in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

Item 9.01.         Financial Statements and Exhibits

(d) Exhibits

Exhibit No.        Description

99.1            Press Release of Eagle Rock Energy Partners, L.P. dated February 28, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: February 28, 2014	By:	/s/ Charles C. Boettcher
Name: Charles C. Boettcher
Title: Senior Vice President and General Counsel

Exhibit Index

Exhibit No.        Description

99.1            Press Release of Eagle Rock Energy Partners, L.P. dated February 28, 2014.